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                                                                   Exhibit 24.1



                               TECO ENERGY, INC.
                               POWER OF ATTORNEY


         WHEREAS, the Board of Directors of TECO Energy, Inc., a Florida corporation, at a meeting held on January19, 200, authorized the officers and Directors of the Corporation to execute an Annual Report on Form 10-K and authorized the officers of the Corporation to file said Annual Report with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended.

         NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer or both, as the case may be, of said Corporation, does hereby appoint R. D. Fagan, G. L. Gillette, and D. E. Schwartz, and each of them, severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as Director or officer or both, as the case may be, of said Corporation, said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys has the power to act hereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

         IN TESTIMONY WHEREOF, the undersigned have executed this instrument on the dates set forth below.


                /s/ R. D. Fagan                                January 31, 2001
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      R. D. FAGAN, CHAIRMAN OF THE BOARD,
PRESIDENT, DIRECTOR AND CHIEF EXECUTIVE OFFICER
         (PRINCIPAL EXECUTIVE OFFICER)


              /s/ G. L. Gillette                               January 31, 2001
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     G. L. GILLETTE, VICE PRESIDENT-FINANCE
          AND CHIEF FINANCIAL OFFICER
         (PRINCIPAL FINANCIAL OFFICER)


                /s/ S. A. Myers                                January 31, 2001
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     S. A. MYERS, VICE PRESIDENT-CORPORATE
               ACCOUNTING AND TAX
         (PRINCIPAL ACCOUNTING OFFICER)


               /s/ C. D. Ausley                                January 31, 2001
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             C. D. AUSLEY, DIRECTOR


               /s/ S. L. Baldwin                               January 31, 2001
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            S. L. BALDWIN, DIRECTOR


              /s/ H. L. Culbreath                              January 31, 2001
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           H. L. CULBREATH, DIRECTOR


             /s/ J. L. Ferman, Jr.                             January 31, 2001
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          J. L. FERMAN, JR., DIRECTOR


              /s/ L. Guinot, Jr.                               January 31, 2001
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              E. L. FLOM, DIRECTOR


               /s/ T. L. Rankin                                January 31, 2001
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            L. GUINOT, JR., DIRECTOR

              /s/ W. D. Rockford                               January 31, 2001
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             T. L. RANKIN, DIRECTOR


                /s/ W. P. Sovey                                January 31, 2001
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             W. P. SOVEY, DIRECTOR

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                                                                   Exhibit 24.1





              /s/ J. T. Touchton                               January 31, 2001
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            J. T. TOUCHTON, DIRECTOR


              /s/ J. A. Urquhart                               January 31, 2001
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            J. A. URQUHART, DIRECTOR


             /s/ J. O. Welch, Jr.                              January 31, 2001
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           J. O. WELCH, JR., DIRECTOR